UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2024

Carmell Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40228	86-1645738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2403 Sidney Street, Suite 300
Pittsburgh, Pennsylvania		15203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 281 297-8276

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CTCX	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	CTCXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Carmell Corporation, a Delaware corporation (the “Company”), held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on July 12, 2024. As of the close of business on May 31, 2024, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, there were 20,567,757 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), outstanding. Holders of 11,471,693 shares of Common Stock (representing 56%% of the shares of Common Stock outstanding as of the close of business on the Record Date) were present or represented by proxy at the Annual Meeting, constituting a quorum. During the Annual Meeting, the stockholders of the Company voted on two proposals described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 14, 2024. The results for each matter voted on by the stockholders during the Annual Meeting were as follows:

Proposal 1: The stockholders of the Company elected Richard Upton as a Class I director to the Company’s Board of Directors for a three-year term ending at the Annual Meeting of Stockholders to be held in 2027 and until his successor is duly elected and qualified. The results of the stockholders’ vote with respect to the election of Mr. Upton were as follows:

Nominee	Term Expiring	For	Withhold
Richard Upton	2027	9,525,320	24,465

Broker Non-Votes: 1,921,908

Proposal 2: The stockholders of the Company ratified the selection of Adeptus Partners, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the stockholders’ vote with respect to such ratification were as follows:

For	Against	Abstain
11,455,591	12,663	3,439

Broker Non-Votes: 0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carmell Corporation

Date:	July 17, 2024	By:	/s/ Rajiv Shukla
Rajiv Shukla Chairman and Chief Executive Officer